UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.  )

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Definitive Proxy Statement
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Soliciting Material under § 240.14a-12

Five Star Senior Living Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 11, 2019. FIVE STAR SENIOR LIVING INC. You are receiving this communication because you hold shares in the company named above as of the record date noted above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. FIVE STAR SENIOR LIVING INC. C/O BROADRIDGE FINANCIAL SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 proxy materials and voting instructions. E76078-P20417 See the reverse side of this notice to obtain NOTICE OF ANNUAL MEETING OF STOCKHOLDERS Meeting Information Meeting Type:Annual For holders as of:March 15, 2019 Date: June 11, 2019Time: 9:30 a.m., Eastern Time Location: Five Star Senior Living Inc. Two Newton Place 255 Washington Street, Suite 100 Newton, Massachusetts 02458

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX E76079-P20417 Vote in Person: Stockholders of record of the company as of March 15, 2019, or their duly authorized proxies, are entitled to vote in person at the meeting. At the meeting, you will need to request a ballot to vote these shares. To obtain directions to the location of the 2019 Annual Meeting of Stockholders, please call 617-796-8245. Authorize Your Proxy by Internet: To authorize a proxy to submit your vote now by internet, go to (located on the following page) available and follow the instructions. Authorize Your Proxy by Telephone or by Mail: You can authorize a proxy to submit your vote by telephone or by mail by requesting a paper copy of the materials, which will include a proxy card with instructions. The Notice of Annual Meeting, Proxy Statement and Annual Report are available at www.proxyvote.com. How to View Online: following page) and visit: www.proxyvote .com. If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 28, 2019, to facilitate timely delivery. How to Request and Receive a PAPER or EMAIL Copy for the 2019 Annual Meeting of Stockholders and for Stockholder Meetings in the Future: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY EMAIL*:sendmaterial@proxyvote.com * If requesting materials by email, please send a blank email with the information that is printed in the box marked Requests, instructions and other inquiries sent to this email address will NOT be forwarded to your investment advisor.

The Board of Directors Recommends a Vote FOR the Nominee for Director in Proposal 1 and FOR Proposals 2 and 3. 1. Election of Director. Nominee (for Independent Director in Group III): Bruce M. Gans, M.D. 2. Approval of the issuance of common shares of the Company to Senior Housing Properties Trust ("SNH") and SNH shareholders. 3. Ratification of the appointment of RSM US LLP as independent auditors to serve for the 2019 fiscal year. E76080-P20417 Voting Items

E76081-P20417